2. REGULATORY FRAMEWORK	12 Months Ended
Dec. 31, 2020
Regulatory Framework
REGULATORY FRAMEWORK

NOTE 2: REGULATORY FRAMEWORK

2.1 Generation

2.1.1 Generation units

The Company’s revenues from the electric power generation activity come from: i) sales contracts with large users within the MAT (Resolutions No. 1,281/06 and No. 281/17); ii) supply agreements with CAMMESA (Resolutions No. 220/07, No. 21/16, No. 287/17 and Renovar Programs) and iii) sales to the Spot market pursuant to the provisions applicable within the WEM administered by CAMMESA (SEE Resolution No. 19/17, from February 2017, SRRYME Resolution No. 1/19 as from March 2019 and SE Resolution No. 31/20 from February 2020). Furthermore, energy not committed under sales contracts with large users within the MAT and with CAMMESA are remunerated at the Spot market.

The Company’s generating units are detailed below, directly and through its subsidiaries and joint businesses:

In operation:

Generator	Generating unit	Tecnology	Power	Applicable regime (1)

CTG	GUEMTG01	TG	100 MW	Energy Plus Res. No. 1,281/06
CTG	GUEMTV11	TV	≤100 MW	SE Resolutions No. 31/20
CTG	GUEMTV12	TV	≤100 MW	SE Resolutions No. 31/20
CTG	GUEMTV13	TV	>100 MW	SE Resolutions No. 31/20
Piquirenda	PIQIDI 01-10	MG	30 MW	SE Resolution No. 220/07
CPB	BBLATV29	TV	>100 MW	SE Resolutions No. 31/20
CPB	BBLATV30	TV	>100 MW	SE Resolutions No. 31/20
CT Ing. White	BBLMD01-06	MG	100 MW	SEE Resolution No. 21/16
CTLL	LDLATG01	TG	>50 MW	SE Resolutions No. 31/20
CTLL	LDLATG02	TG	>50 MW	SE Resolutions No. 31/20
CTLL	LDLATG03	TG	>50 MW	SE Resolutions No. 31/20
CTLL	LDLATV01	TV	180 MW	SE Resolution No. 220/07 (1)
CTLL	LDLATG04	TG	105 MW	SEE Res. 220/07 (75%)
CTLL	LDLATG05	TG	105 MW	SEE Resolution No. 21/16
CTGEBA	GEBATG01/TG02/TV01	CC	>150 MW	SE Resolutions No. 31/20
CTGEBA	GEBATG03	TG	169 MW	Energy Plus Res. No. 1.281/06
CTGEBA	GEBATG03/TG04/TV02	CC	400 MW	SE Resolutions No. 287/17
Ecoenergía	CERITV01	TV	Renewable ≤ 50	Energy Plus Res. N° 1,281/06 (1)
CT Parque Pilar	PILBD01-06	MG	100 MW	SEE Resolution No. 21/16 (1)
CTB	EBARTG01 - TG02	TG	HI – Small 50<P≤120	SE Resolution No. 220/07 (1)
HIDISA	AGUA DEL TORO	HI	HI – Small 50<P≤120	SE Resolutions No. 31/20
HIDISA	EL TIGRE	HI	HI – Small 50<P≤120	SE Resolutions No. 31/20
HIDISA	LOS REYUNOS	HB	HB – Media 120<P≤300	SE Resolutions No. 31/20
HINISA	NIHUIL I - II - III	HI	HI – Chica 50<P≤120	SE Resolutions No. 31/20
HPPL	PPLEHI	HI	HI – Media 120<P≤300	SE Resolutions No. 31/20
P.E. M. Cebreiro	CORTEO	Eólica	100 MW	Renovar
PEPE II	PAMEEO	Eólica	53 MW	SEE Resolution No. 281/17
PEPE III	BAHIEO	Eólica	53 MW	SEE Resolution No. 281/17

(1) Uncommitted power and energy under the sales contracts are remunerated according to Resolution No. 31/20.
In construction:

Generator	Tecnology	Capacity	Applicable regime

CTLL	MG	15 MW	SE Resolutions No. 31/20
CTB	CC	280 MW	SE Resolution No. 220/07

2.1.2 Remuneration at the Spot market

Resolutions SEE No. 19/17 and SRRYME No. 1/19, applicable as from February 2017 and March 2019, respectively, established remunerative items based on technology and scale with US$-denominated prices payable in AR$ by applying BCRA’s exchange rate.

On February 27, 2020, SE Resolution No. 31/20 was published in the BO, which superseded the remuneration scheme established by SRRYME Resolution No. 1/19, and provided as follows: i) a reduction in U.S.-denominated values for power capacity availability, maintaining the values of the remuneration for generated and operated energy; ii) converted remuneration values to Argentine pesos at a 60 $/US$ exchange rate; and iii) an additional remuneration, in pesos, for the power capacity generated during the hours of maximum thermal demand of the month, taking into consideration the average power capacity generated by thermal generators and the average power capacity operated by hydroelectric generators.

Finally, it established that the new values set would be updated monthly from the second month of implementation, through a factor that envisages a 60% adjustment by IPC and a 40% adjustment by IPIM. However, on 8 April 2020, through Note No. 2020-24910606-APN-SE-MDP of 8 April 2020, the SE instructed CAMMESA to postpone until a new decision the implementation of the above-mentioned automatic adjustment mechanism, which has not been restored to the date of issuance of these Consolidated Financial Statements.

2.1.2.1 Remuneration for Available Power Capacity

2.1.2.1.1 Thermal Power Generators

Resolution SEE No. 19/17 set a minimum remuneration for power capacity based on technology and scale, and allowed generating, co-generating and self-generating agents owning conventional thermal power plants to offer guaranteed availability commitments for the energy and power capacity generated by their units and not committed under sales contracts with large users within the MAT and supply agreements with CAMMESA. This scheme remains in force until the current resolution.

In Resolution SEE No. 19/17, the availability commitments for each unit were declared for a term of three years, together with information for the summer seasonal programming, with the possibility to offer different availability values for the summer and winter six-month periods. The thermal generators’ remuneration for committed power capacity was proportional to their compliance. In SRRYME Resolution No. 1/19 and SE Resolution No. 31/20, an offer scheme for quarterly periods was established: a) summer (December through February); b) winter (June through August), and c) ‘Other’, which comprises two quarters (March through May, and September through November).

The power remuneration for thermal generators with commitments is proportional to their compliance.

The minimum remuneration for generators with no availability commitments includes the following scales and prices:

Technology / Scale	SEE No. 19/17 (US$ / MW-month)	SRRYME No. 1/19 (US$ / MW-month)	SE No. 31/20 (AR$ / MW-month)
Large CC Capacity > 150 MW	3,050	3,050	100,650
Large ST Capacity > 100 MW	4,350	4,350	143,550
Small ST Capacity > 100 MW	5,700	5,200	171,600
Large GT Capacity > 50 MW	3,550	3,550	117,150

The remuneration for guaranteed power capacity to generators with availability commitments is:

Period	SEE No. 19/17 (US$ / MW-month)	SRRYME No. 1/19 (US$ / MW-month)	SE No. 31/20 (AR$ / MW-month)
Summer – Winter	7,000	7,000	360,000
Fall - Spring	7,000	5,500	270,000

Under SRRYME Resolution No. 1/19 provided for the application on the power capacity remuneration of a coefficient derived from the average utilization factor over the unit’s last twelve months: with a minimum 70% of the utilization factor, 100% of the power capacity payment was collected; if the utilization was between 30% and 70%, the power capacity payment ranged from 70% to 100%; and if the utilization factor was lower than 30%, 70% of the power capacity payment was collected. SE Resolution No. 31/20 maintained the same formula than the previous regime, but in case the utilization factor is lower than 30%, 60% of the power capacity payment is collected.

Finally, SEE Resolution No. 19/17 established an additional remuneration of 2,000 US$/MW-month aiming to encourage availability commitments in the grid’s higher demand periods, that was abolished by SRRYME Resolution No. 1/19. However, the SE Resolution No. 31/20 established an additional remuneration for the hours of maximum thermal requirement of the month (hmrt), which corresponds to the 50 hours with the largest dispatch of thermal generation of each month divided into two blocks of 25 hours each, applying the following prices to the average generated power:

Period	First 25 hours ($ / MW-hmrt)	Second 25 hours ($ / MW-hmrt)
Summer – Winter	45,000	22,500
Fall - Spring	7,500	-

2.1.2.1.2 Hydroelectric Generators

Resolutions SEE No. 19/17 and SRRYME No. 1/19 set a base remuneration and an additional remuneration for power capacity.

Power capacity availability was determined independently of the reservoir level, the contributions made, or the expenses incurred. Furthermore, in the case of pumping hydroelectric power plants, the operation as turbine and pump at all hours within the period was considered to calculate availability.

The base and the additional remunerations included the following scales and prices:

Technology / Scale	Base (US$ / MW-month)	Additional (US$ / MW-month)
Medium HI Capacity > 120 ≤ 300 MW	3,000	1,000
Small HI Capacity > 50 ≤ 120 MW	4,500	1,000
Medium Pumped HI Capacity > 120 ≤ 300 MW	2,000	500
Renewable HI Capacity ≤ 50 MW	8,000	1,000

Under SEE Res. No. 19/17, the payment for power capacity was determined by the actual power capacity plus that under programmed and/or agreed maintenance, whereas under SRRYME Res, No. 1/19, hours of unavailability due to programmed and/or agreed maintenance were not computed for the calculation of the power capacity remuneration. However, in order to contemplate the incidence of programmed maintenance works in power plants, from May 2019, pursuant to SME Note No. 46631495/19, the application of a 1.05 factor over the power capacity payment was established.

In case of hydroelectric power plants that were responsible for control structures on river courses and did not have an associated power plant, a 1.20 factor was applied to the plant at the headwaters.

The allocation and collection of 50% of the additional remuneration was conditional upon the generator taking out insurance, to CAMMESA’s satisfaction, to cover for major incidents on critical equipment, as well as upon the progressive updating of the plant’s control systems pursuant to an investment plan to be submitted in accordance with criteria defined by the SEE.

The following are the power by technology and scale values set under SE Resolution No. 31/20:

Technology / Scale	SE No. 31/20 (AR$ / MW-month)
Medium HI Capacity > 120 ≤ 300 MW	132,000
Small HI Capacity > 50 ≤ 120 MW	181,500
Medium Pumped HI Capacity > 120 ≤ 300 MW	132,000
Renewable HI Capacity ≤ 50 MW	297,000
Period	First 25 hours ($ / MW-hmrt)	Second 25 hours ($ / MW-hmrt)
Summer – Winter	39,000	19,500
Fall - Spring	6,500	-

Furthermore, SE Resolution 31/20 maintains the application of a 1.05 factor over the power capacity to compensate the incidence of programmed maintenance works and the 1.20 factor for units maintaining control structures on river courses and not having an associated power plant is maintained.

2.1.2.1.3 Wind generators

SEE Resolution No. 19/17 established a remuneration associated with the availability of the installed equipment at a base price of 7.5 US$/MW and an additional price of 17.5 US$/MW, which was abrogated by SRRYME Resolution No. 1/19.

2.1.2.2 Remuneration for Generated and Operated Energy

Resolutions SEE No. 19/17 and SRRYME No. 1/19 set a remuneration for generated energy with prices ranging from 5 to 10 US$/MWh and from 4 US$/MWh to 7 US$/MWh, respectively, depending on the technology and type of fuel used.

The remuneration for operated energy applicable to the integration of hourly power capacities for the period was valued at 2.0 US$/MWh and 1.4 US$/MWh for any type of fuel under Resolutions SEE No. 19/17 and SRRYME Resolution No. 1/19, respectively.

SE Resolution No. 31/20 establishes a remuneration for Generated Energy with prices ranging between 240 and 420 $/MWh, depending on the type of fuel and a remuneration for Operated Energy, with an 84 $/MWh price for any type of fuel.

It should be noted that, in the event that the generation unit is dispatched outside the optimal dispatch, remuneration for generated energy will be set at 60% of the net installed power capacity, regardless of the energy delivered by the generation unit.

In the case of hydroelectric power plants, prices for generated and operated energy under Resolutions SEE No. 19/17 and SRRYME No. 1/19 were 3.5 and 1.4 US$/MWh, respectively, regardless of the scale. Under SE Resolution No. 31/20, they are remunerated at 210 $/MWh and 84 $/MWh, respectively. The remuneration for operated energy must correspond to the optimal dispatch of the system, however, the resolution does not indicate what the consequence would be otherwise.

In the case of hydroelectric pumping plants, both the energy generated and the one consumed for pumping are considered. In addition, if it functions as a synchronous compensator, 60 $/MVAr will be recognized for the megavolt exchanged with the network when required and 84 $/MWh for the energy operated.

As regards energy generated from unconventional sources, SRRYME Resolution No. 1/19 established a single remuneration value of US$ 28/MWh, irrespective of the source used. SE Resolution No. 31/20 sets a value of 1,680 $/MWh. Energy generated prior to the commissioning by the Organismo Encargado del Despacho will be remunerated at 50% of the above-mentioned remuneration.

2.1.2.3 Additional Remuneration for Efficiency and for Low-Use Thermal Generators

SEE Resolution No. 19/17 provided for an efficiency incentive that consisted of the recognition of an additional remuneration equivalent to the remuneration for the generated energy by the percentage difference between the actual consumption and the reference consumption determined for each unit and fuel type, as well as an additional remuneration for low-use thermal generators and having frequent startups based on the monthly generated energy for a price of 2.6 US$/MWh multiplied by the usage/startup factor, which were abrogated under the scheme set under SRRYME Resolution No. 1/19.

2.1.2.4 Suspension of contracts within the MAT

The suspension of contracts within the MAT (excluding those derived from a differential remuneration scheme) provided for by SE Resolution No. 95/13 remains in effect.

2.1.3 Sales contracts with large users within the MAT

2.1.3.1 Energy Plus

With the purpose of encouraging new generation works, in 2006 the SE approved Resolution No. 1,281/06 established a specific regime which would remunerate newly installed generation sold to a certain category of Large Users at higher prices.

The Energy Plus service consists of the offer of additional generation availability by generators, co-generators and self-generators which, as of the date of publication of SE Resolution No. 1,281/06, were not WEM agents or did not have facilities or an interconnection with the WEM; Considering that:

-	These plants should have fuel supply and transportation facilities;
-	The energy used by GU300 in excess of the Base Demand (energy consumption for 2005 year) qualifies for Energy Plus agreements within the MAT at a price negotiated between the parties; and
-	For new GU300 entering the system, their Base Demand will equal zero.

If a generator cannot meet the power demand by an Energy Plus customer, it should purchase that power in the market at the operated marginal cost, or, alternatively, support the committed demand in case of unavailability through agreements with other Energía Plus generators.

Currently, the Company has Power Availability agreements in force with other generators whereby, in case of unavailability, it may purchase or sell power to support the contracts mutually.

Furthermore, the SE, through Note No. 567/07, as amended, established that GU300 not purchasing their surplus demand in the MAT should pay the Average Incremental Charge of Surplus Demand. As from the month of June 2018, pursuant to SE Note No. 28663845/18, the CMIDE became the greater of $1,200/MWh or the temporary dispatch surcharge.

Due to the drop in surplus demand as a consequence of the decrease in the economic activity, some GU300 decide not to enter into Energy Plus contracts (with higher prices), and generators have to sell their energy at the spot market with lower profitability margins.

Additionally, the Energy Plus contracts market continues being affected by the migration of demand towards renewable energy contracts in the MAT ER.

Under this regime, the Company —through its power plants Güemes, EcoEnergía and Genelba— sells its energy and power capacity for a maximum amount of 283 MW. The values of Energy Plus contracts are mostly denominated in U.S. dollars.

2.1.3.2 Renewable Energy Term Market (“MAT ER” Regime)

Pursuant to Resolution No. 281/17, the MEyM regulated the MAT ER Regime with the purpose of setting the conditions for large users within the WEM and WEM distributing agents’ large users covered by Section 9 of Law No. 27,191 to meet their demand supply obligation from renewable sources through the individual purchase within the MAT ER from renewable sources or self-generation from renewable sources.

Furthermore, it regulates the conditions applicable to projects for the generation, self-generation and co-generation of electric power from renewable sources, and creates the el Registro Nacional de Proyectos de Generación de Energía Eléctrica de Fuente Renovable for the registration of these projects.

Projects destined to the supply of electric power from renewable sources under the MAT ER Regime may not be covered by other remuneration mechanisms, such as the agreements under the Renovar rounds. Surplus energy will be sold in the spot market.

Finally, contracts executed under the MAT ER Regime will be administered and managed in accordance with the WEM procedures. The contractual terms —life, allocation priorities, prices and other conditions, notwithstanding the maximum price set forth in Section 9 of Law No. 27,191— may be freely agreed between the parties, although the committed electricity volumes will be limited by the electric power from renewable sources produced by the generator or supplied by other generators or suppliers with which it has purchase agreements in place.

Within the framework of this provision, the Company, through its PEPE II and III wind farms, sells energy for a maximum amount of 106 MW and, additionally, has started selling third-party generators’ renewable energy for an approximate volume of 2 MW.

2.1.4 Supply Agreements with CAMMESA

2.1.4.1 SE Resolution No. 220/07 (“Agreement Res.220”)

Aiming to encourage new investments to increase the generation offer, the SE passed Resolution No. 220/07, which empowers CAMMESA to enter into Agreement with WEM Generating Agents for the energy produced with new equipment. These will be long-term agreements and the price payable by CAMMESA should compensate the investments made by the agent at a rate of return to be accepted by the SE.

Under this regulation, the Company, through its power plants Piquirenda, Loma de La Lata and Barragán, has executed Agreement Res.220 to sell energy and power capacity for a total amount of 856 MW.

It is worth mentioning that the 10-year term for Piquirenda and Loma de la Lata contracts (210 MW) expires in July and November 2021, respectively. Besides, Barragán has an expansion project underway to add 280 MW under this scheme, which commissioning is estimated for the first quarter of 2022.

For further information on the project to the CC at CTB, see Note 16.1.3.

2.1.4.2 SEE Resolution No. 21/16

As a result of the state of emergency in the national electricity sector, the SEE issued Resolution No. 21/16 calling for parties interested in offering new thermal power generation capacity with the commitment to making it available through the WEM for the 2016/2017 summer; 2017 winter, and 2017/2018 summer periods.

For the awarded projects, wholesale power purchase agreements were entered into with CAMMESA for a term of 10 years, with a remuneration made up of the available power capacity price plus the variable non-fuel cost for the delivered energy and the fuel cost (if offered), less penalties and fuel surpluses. Surplus power capacity is sold in the spot market.

Pursuant to this resolution, the Company, through its Loma de la Lata, Ingeniero White and Pilar thermal power plants, has effective agreements with CAMMESA for the sale of energy and power capacity for a total 305 MW.

2.1.4.3 SEE Resolution No. 287/17

On May 10, 2017 the SEE issued Resolution No. 287/17 launching a call for tenders for co-generation projects and the closing to CC over existing equipment. The projects should have low specific consumption (lower than 1,680 kcal/kWh with natural gas and 1,820 kcal/kWh with alternative liquid fuels), and the new capacity should not exceed the existing electric power transmission capacity; otherwise, the cost of the necessary extensions will be borne by the bidder.

For the awarded projects, wholesale power purchase agreements were entered into for a term of 15 years, with a remuneration made up of the available power capacity price plus the variable non-fuel cost for the delivered energy and the fuel cost (if offered), less penalties and fuel surpluses. Surplus power capacity is sold in the spot market.

Pursuant to this regulation, the Company, through its Genelba thermal power plant, has entered into an agreement with CAMMESA for the sale of energy and power capacity for a total 400 MW (see Note 16.1.2).

2.1.4.4 Renovar Programs

In order to meet the objectives, set by Law No. 26,190 and Law No. 27,191 promoting the use of renewable sources of energy, the MEyM called for open rounds for the hiring of electric power from renewable sources (RenovAr Programs, Rounds 1, 1.5 and 2) within the WEM. These calls aimed to assign power capacity contracts from different technologies (wind energy, solar energy, biomass, biogas and small hydraulic developments with a power capacity of up to 50 MW).

For the awarded projects, renewable electric power supply agreements were executed for the sale of an annual committed electric power block for a term of 20 years.

Additionally, several measures have been established to promote the construction of projects for the generation of energy from renewable sources, including tax benefits (advance VAT reimbursement, accelerated depreciation of the income tax, import duty exemptions, etc.) and the creation of a fund for the development of renewable energies destined, among other objectives, to the granting of loans and capital contributions for the financing of such projects.

Under this regulation, the Company, through Greenwind, has a supply agreement in place with CAMMESA for a total 100 MW.

2.1.5 Fuel supply for thermal power plants

On November 6, 2018, SGE Resolution No. 70/18 was published in the BO, which empowered generating, co-generating and self-generating agents within the WEM to acquire the fuels required for own generation; this resolution superseded SE Resolution No. 95/13, which provided that fuel supply for electric power generation would be centralized in CAMMESA (with the exception of generation under the Energy Plus regime). Under the scheme set forth by SGE Resolution No. 70/18, the cost of generation with own fuels was valued according to the mechanism for the recognition of the Variable Production Costs recognized by CAMMESA. During its term of validity, CAMMESA remained in charge of the commercial management and the dispatch of fuels for generators that do not or cannot make use of this option.

In the seasonal programming conducted on November 12, 2018, the Company opted to make use of the self-supply option, and allocated a significant part of its natural gas production as an input for the dispatch of its thermal units.

On December 27, 2019, the Ministry of Productive Development passed Resolution No. 12/19, abrogating, effective as from December 30, 2019, SGE Resolution No. 70/18, and re-establishing the validity of section 8 and section 4 of SE Resolutions No. 95/13 and 529/14, respectively, thus restoring the centralized scheme in CAMMESA for the supply of fuels for generation purposes (except for generators under the Energy Plus scheme and with Wholesale Power Purchase Agreements under Resolution No. 287/17).

In December 2020, on account of the implementation of the GasAr Plan (see Note 2.3.2.1.2), SE Resolution No. 354/20 was passed, which established a new dispatch order for generation units based on the fuel supplied for their operation under a centralized dispatch scheme.

SE Resolution No. 354/20 established the gas volumes CAMMESA should prioritize in the electricity dispatch. In this sense, firm volumes to be used by CAMMESA were defined, including: i) volumes corresponding to contracts entered into by CAMMESA with producers acceding to the GasAr Plan; ii) volumes corresponding to contracts executed by adherent producers with generators acceding to the centralized dispatch (these volumes will be discounted by the adherent producers from the applicable quota for which they should enter into contracts with CAMMESA under the GasAr Plan) and; iii) volumes to meet the Take or Pay (“TOP”) obligations under the supply agreement entered into between IEASA and Yacimientos Petrolíferos Fiscales Bolivianos (“YPFB”).

Besides, an electricity dispatch priority scheme was set based on the allocation of the natural gas quota taking into consideration the take or pay obligations. To this effect, the following priorities were set (within each priority level, the order of agents is set based on the generator’s production cost):

(i)	Dispatch Priority 1: Generators, Self-generators and/or Co-generators supplied with a natural gas quota under a TOP Bolivia condition assigned by IEASA. If a generator with a fuel stocking obligation optionally acquires from IEASA natural gas from Bolivia, this volume will be included in this quota.
(ii)	Dispatch Priority 2: Generators, Self-generators and/or Co-generators supplied by CAMMESA with a natural gas quota from the centralized list of volumes up to the TOP of each contract.
(iii)	Dispatch Priority 3: Generators, Self-generators and/or Co-generators supplied by CAMMESA with a natural gas quota from the centralized list of volumes for the Daily Maximum Amount (DMA) less those corresponding to the TOP of each contract.
(iv)	Dispatch Priority 4: Generators, Self-generators and/or Co-generators supplied by CAMMESA with natural gas or LNG coming from other firm commitments undertaken by CAMMESA.
(v)	Dispatch Priority 5: Generators, Self-generators and/or Co-generators supplied with a gas quota from the unassigned, spot natural gas contracts from any source, acquired by CAMMESA and/or the Generator, according to the supply source. In the case of a generator with own fuel, the maximum amount to be acknowledged will be the corresponding reference prices.

As regards the costs associated with the supply of these fuels, it was established that the electricity demand will bear, among others, the regulated transportation costs, the cost of natural gas and the applicable take or pay obligations.

Generating agents that kept the possibility to purchase their fuel supply (agents under the Energy Plus Program or with Wholesale Purchase Agreements under Resolution No. 287/17) could opt in or out of CAMMESA’s unified dispatch. Acceding to the unified dispatch involves the operating assignment of the contracted firm gas and transportation volumes. Based on their option, the priority order was modified as described above.

In the specific case of generators with wholesale power purchase agreements under SEE Resolution No. 287/17, it was provided that they would have the option of canceling the self-supply obligation and the resulting recognition of its associated costs, having to maintain the respective transportation capacity for its management in the centralized dispatch.

The Company assigned the firm gas and transportation volumes committed to the supply of Genelba Plus’ CC and Energy Plus contracts. In the case of the supply to Genelba Plus’ CC, the assignment will remain effective during the life of the GasAr Plan, and it may be revoked by the generator with a minimum advance notice of 30 business days. Within this framework, the parties agreed to enter into an addendum to the Wholesale Power Purchase Agreement to establish the modifications regarding this new supply scheme, which execution is pending as of the issuance of these Consolidated Financial Statements.

2.1.6 Agreement for the Regularization and Settlement of Receivables with the WEM

On August 5, 2019 and under the call to Generators, the Company and certain subsidiaries executed with CAMMESA an Agreement for the Regularization and Settlement of Receivables with the WEM (the “Agreement”), as instructed through SGE Note NO-2019-66843995-APN-SGE#MHA.

Pursuant to the Agreement, CAMMESA undertook to pay the outstanding Sales Liquidations with Maturity Date to be Defined (“LVFVD”) after discounting the debts taken on with the WEM under the Financing Agreements, Loan Agreements and Receivables Assignment Agreements executed by generators, and applying a 18% write-off on the balance. In this sense, the parties have agreed a total net settlement amount for the outstanding LVFVDs taking into consideration the interest update as of July 31, 2019 and the effects of the mentioned write-off, which amounts to $ 2,122.7 million, before tax withholdings for a total amount of $ 392.9 million. Finally, on August 7, 2019, the total agreed amount was collected.

In furtherance of the undertaken commitments, the Company and certain subsidiaries have waived all submitted claims and have irrevocably dismissed their rights to file any kind of claim (whether administrative and/or judicial) against the Federal Government, the SGE and/or CAMMESA regarding the outstanding LVFVDs.

As a result of the Agreement, the Company has recognized revenues in the amount of US$ 5.9 million and net financial profits for US$ 71.1 million in the year ended December 31, 2019.

2.1.7        Loosening up of charges and interests in late payment of the economic transaction

Resolutions SRRYME No. 29/2019 and SE No. 148/20 provided for a relaxation in the application of penalty interest and charges in case of delays in the payment of economic transactions within the WEM.

(i)	Reduction of surcharges: the 50% reduction in surcharges for agents with overdue and unpaid debts is postponed until December 31, 2020. This measure in no way affects the Extraordinary Payment Mechanism for Large Users detailed in the next note.

(ii)	Compensatory and penalty interest: only compensatory interest will apply, with a rate equivalent to the rate fixed by the BNA for its 30-day discount transactions, for agents registering a delay in payment but having promptly paid the last three immediately preceding debt maturities, provided the payment is made within 15 days after the invoice maturity date; additionally, penalty interest of 1% will apply for each day of delay, with a cap equivalent to the surcharges provided for in the CAMMESA procedures when the payment is made after such term. It is worth highlighting that the previous scheme provided for increasing penalty interest based on the time elapsed.

(iii)	Compensations: in the case of delays not exceeding 5 days in a certain month, compensations without the application of compensatory interest are allowed by advancing the payment of the following invoice by 2 days per each day of delay.

2.1.8 Generation projects

As a result of the COVID-19 pandemic (see Note 1.2), through Note NO-2020-37458730-APN-SE#MDP the SE instructed the temporary suspension of terms for the execution of the contracts under the RenovAr Programs (Rounds 1, 1.5, 2 and 3), former SE Resolution No. 712/09, former MEyM Resolution No. 202/16 and former SEE Resolution No. 287/17, as well as for projects within the framework of former MEyM Resolution No. 281/17. The instruction applies to projects which had not been previously commissioned as from March 12, 2020 and until September 12, 2020, both dates inclusive. Consequently, the temporary suspension of notices of non-compliance with the scheduled work progress dates was instructed, both regarding the increase in the contract performance bond and the imposition of the stipulated penalties, as applicable, under all agreements entered into pursuant to such resolutions.

Furthermore, it ordered the temporary suspension of notices of breach upon failure to comply with the date scheduled for the commercial commissioning of projects with a dispatch priority under the terms of former MEyM Resolution No. 281/17, and of the collection of the amounts stipulated in the event of breach, in all cases keeping the timely granted dispatch priorities.

2.2 Transmission

2.2.1 Tariff situation

The Solidarity Law, which entered into effect on December 23, 2019, provided that electricity tariffs under federal jurisdiction would remain unchanged, and contemplates the possibility to perform an extraordinary review of the current RTI for a maximum term of up to 180 days.

In 2020, the ENRE did not apply Transener’s semi-annual tariff update mechanism established in the RTI, the tariff scheme in force being that resulting from the August 2019 update.

In this sense, on December 16, 2020, pursuant to Executive Order No. 1020/20, the Federal Government established the beginning of the renegotiation of the current RTI for the electricity and natural gas transportation and distribution utility services, which proceeding may not exceed a term of 2 years. Until the conclusion of each renegotiation, all Agreements corresponding to the respective RTIs in effect will be suspended within the scopes determined in each case by the Regulatory Entities for reasons of public interest. The transitory and final agreements will be entered into with the ENRE or ENARGAS, and the Ministry of Economy ad referendum to the PEN. Furthermore, the electricity tariffs maintenance term established in section 5 of Act No. 27,541 on Social Solidarity and Productive Reactivation within the Public Emergency Framework was extended for 90 calendar days, or until the entry into effect of the new transitory tariff schemes resulting from the Transition Tariff Regime.

On January 19, 2021, through Resolution No. 17/21, the ENRE launched the proceeding for the transitory adjustment of tariffs of the transmission public utility aiming to establish a Transitional Tariff Regime until reaching a Final Renegotiation Agreement, and summoning Transportation Companies. In this sense, a request for information to begin this process was received.

As of the issuance of these Consolidated Financial Statements, Transener has complied with this requirement, prioritizing the operating costs and capital investments required to maintain service quality.

On March 3, 2021, pursuant to Resolutions No. 54/21 and 55/21, the ENRE called for a Public Hearing for March 29, 2021 to provide information and gather feedback on the Transitory Tariff Regime for Transener and Transba, respectively, within the RTI Process and prior to the definition of tariffs.

Besides, on July 3, 2018 the ENRE informed of the launching of the proceeding for the determination of the remuneration of Independent Transmission Companies in the exploitation stage: TIBA (Transba), the Fourth Line (Transener), YACYLEC and LITSA. In this respect, on October 8, 2018, information on costs, investments and tariff claims corresponding to the Fourth Line and TIBA were submitted to the ENRE. As of issuance of these Consolidated Financial Statements, the ENRE has not issued a resolution with the results of the analysis of the requested information.

2.2.2 SADI’s power service outage

On June 16, 2019 at 7:07 a.m., the SADI experienced a total outage.

The outage was a result of the concurrence of multiple shortcomings within the SADI, some of them unrelated to the Transmission System operated and maintained by Transener.

As regards the Transmission System under the responsibility of Transener, the fault was due to a specific technical issue, and not to the lack of investment and maintenance. As a result of the change in the Littoral Corridor configuration due to the bypass between the 500 kV Colonia Elía – Campana and Colonia Elía –Manuel Belgrano lines, the Auto-Disconnect Generation (“DAG”) mechanism was not properly adapted and did not recognize signals sent out by the protection system. This bypass was made on account of the relocation of Tower 412 to support the highest possible power transmission capacity in the Litoral corridor.

Due to the great volume of electricity dispatched from this corridor and the DAG failure, there was an imbalance between supply and demand which could not be redressed by the system’s other restraint barriers external to the electric power transmission service, resulting in a total outage.

The 500 kV Transmission System was available immediately after the disruption, and 100% of the transmission lines were available to come into operation and allow for the restoration of the system. Service restoration was overall fast (within just 8.5 hours, 75% of the country’s demand had been restored).

Transener estimates that the above mentioned event will give rise to a penalty of approximately $ 6.6 million plus interest, for which a provision is held as of December 31, 2020. This estimate is based on the application of the High-Voltage Transmission System’s Service Quality and Penalties Regime attached to Transener’s Concession Agreement as Sub-annex IV.

As of the issuance of these Consolidated Financial Statements, the ENRE has not applied the penalty to Transener, which may differ from the company's estimates.

The occurrence of this event had an impact in 2020 on the amount of both penalties, which were increased, and awards, which were reduced, on account of the Additional Service Quality and Penalties Regime established by Resolutions No. 552/16 and No. 580/16.

2.3 Oil and gas

2.3.1 Argentine Hydrocarbons Law

On October 29, 2014, the National Congress enacted Law No. 27,007 amending Hydrocarbons Law No. 17,319 (enacted in 1967), which empowers the Government to grant exploration permits and concessions to the private sector. Additionally:

(i)	Sets the terms for exploration permits:
-	Conventional exploration: the basic term is divided into two periods of up to three years each, plus an optional extension of up to five years;
-	Unconventional exploration: the basic term is divided into two periods of four years each, plus an optional extension of up to five years; and
-	Exploration in the continental shelf and the territorial sea: the basic term is divided into two periods of three years each, plus an optional extension of one year each.
(ii)	Sets the terms for exploitation concessions, extensible for 10-year terms:
-	Conventional exploitation concession: 25 years;
-	Unconventional exploitation concession: 35 years; and
-	Continental shelf and off-shore exploitation concession: 30 years.
(iii)	Sets transportation concessions will be granted for the same term than that granted for the originating exploitation concession.
(iv)	Sets prices for payments of exploration and exploitation levy and empowers the enforcement authority to establish the payment of extension and exploitation bonds.

(v)	Establishes a 12% royalty payable by the exploitation concessionaire to the grantor on the proceeds derived from liquid hydrocarbons extracted at wellhead and the production of natural gas. In the case of extension, additional royalties for up to 3% over the applicable royalties at the time of the first extension, up to a total of 18%, will be paid for the following extensions.
(vi)	Provides for two types of non-binding commitments between the National Government and the Provinces aiming to establish a uniform environmental legislation and to adopt a uniform tax treatment to encourage hydrocarbon activities.
(vii) Restricts the National Government and the Provinces from reserving new areas in the future in favor of public or mixed companies or entities, irrespective of their legal form.

2.3.2 Gas Market

2.3.2.1 Natural Gas Production Promotion Programs

2.3.2.1.1 Gas Plan II

In November 2013, pursuant to Resolution No. 60/13, the Committee created the Gas Plan II covering companies with no previous production or with a 3.5 MMm3/day production cap, establishing price incentives for production increases and penalties for the importation of LNG in case of breach of the committed volumes. Resolution No. 60/13, as amended (Resolutions No. 22/14 and No. 139/14), established a price ranging from US$4/MBTU to US$7.5/MBTU, based on the highest production curve attained.

On March 6, 2014 and January 30, 2015, former subsidiaries PELSA and Petrobras were registered with this program pursuant to esolutions No. 20/14 and No. 13/15, respectively, of the Secretariat of Economic Policies and Development Planning of the Ministry of Economy and Public Finances.

However, the receivables recorded by the Company in 2017 under the above-mentioned plan were not timely collected.

To this effect, on April 3, 2018, MINEM Resolution No. 97/18 established a procedure for the cancellation of compensations pending settlement and/or the payment of year 2017, payable in thirty monthly consecutive installments as from January 1, 2019. Beneficiary companies opting for the application of the procedure should state their decision to accede, waiving all present or future administrative and/or judicial actions, remedies, rights or claims regarding the payment of such obligations.

On May 2, 2018, the Group filed with the Ministry of Energy the application form to join the payment procedure set forth by MINEM Resolution No. 97/18, expressing its consent to and acceptance of its terms and scope, the amount of the compensation to the Group established by this resolution being estimated at US$ 148 million.

On February 21, 2019, SGE Resolution No. 54/19 was published, which modifies the described cancellation mechanism and provided for cancellations to be instrumented through the delivery of public debt bonds.

On April 17, 2019 and July 16, 2019, bonds were credited in favor of the Company for a face value of US$ 89 million and US$ 54 million, respectively. These bonds do not accrue interest and are repayable in 29 monthly and consecutive installments, the first one for 6.66%, the following eighteen installments for 3.33%, and the remaining ten installments for 3.34% of the original face value.

As of December 31, 2020, the Company collected US$ 71 million and US$ 43 million, respectively, as repayments, 6 installments still pending collection, which are disclosed in “Public debt securities” under “Investments at amortized cost”.

2.3.2.1.2 Argentine Natural Gas Production Promotion Plan (“GasAr Plan”)

On November 16, 2020, Executive Order No. 892/20 was published in the BO, which approved the GasAr Plan to foster the development of the Argentine gas industry based on a bidding mechanism, and instructed the SE to instrument such plan and to set the applicable complementary and clarifying rules. The most relevant aspects of this executive order include as follows:

(i)	The call for tenders for 70 million m3/d of gas in the 4-year base block, which may not represent more than 70% of the companies’ production.
(ii)	During its term of validity, as from May 2021, each signatory producer commits to supply an injection equal to or higher than the average injection for the May-July 2020 quarter per basin.
(iii)	For off shore production, an additional term of 4 years is established (8 years in total), and the differential between the base production and the actual production will be offset with imported gas or injections exceeding those committed during the months of June, July and August of the first 4 years of the GasAr Plan.
(iv)	Beneficiaries of other plans wishing to take part in the bid should file the waiver provided for in the regulation to be timely approved by the enforcement authority.
(v)	A maximum award price of 3.21 US$/MMBTU (price at current value) is established.
(vi)	The SE will determine, with the assistance of ENARGAS and through a process including actual civic participation, the price for which the natural gas service providers may request the implementation of a tariff update on account of variations in the price of the natural gas purchased, which may be equal to or lower than the market price. The differential between the price determined by the enforcement authority and that offered will be borne by the Federal Government in the form of a compensation.
(vii)	The Federal Government undertakes to create a guarantee fund.
(viii)	The recognition of tax credits subject to regulation.
(ix)	The BCRA will establish appropriate mechanisms to facilitate access to the MLC, provided: funds have been entered through the MLC; and they are “genuine transactions” conducted after the entry into effect of the executive order and destined to the financing of projects under the GasAr Plan.

On November 23, 2020, the SE, through Resolution No. 317/20, launched the “National Public Call for Tenders for the Argentine Natural Gas Production Promotion Plan – 2020-2024 supply and demand scheme” for the award of a volume of 70 million m3 of natural gas per calendar year (CAMMESA plus distributors), which may be modified by the SE to guarantee an optimal domestic supply.

The bidding terms and conditions included samples of the contracts the producers should enter into with CAMMESA and gas distributors. These sample contracts stipulated a Deliver or Pay (“DOP”) obligation for 100% per day and a TOP obligation of 75% per month for CAMMESA and per quarter for distributors.

As regards the payment of contracts with distributors, the Federal Government will bear the monthly payment of the difference between the price offered and that resulting from the tariff schemes through a subsidy payable directly to producers. Pursuant to Act No. 27,591, the payment of this subsidy will be guaranteed by a procedure, pending regulation by the AFIP and the SE.

Additionally, to access the GasAr Plan producers submitted a plan of investments necessary to maintain the committed production and a national added-value commitment providing for the development of direct local, regional and national suppliers.

On December 15, 2020, Resolution No. 391/20 was published in the BO, whereby the natural gas volumes offered under the GasAr Plan were awarded.

In this sense, out of a total base volume of 67.42 million m3/day of natural gas to be purchased, in terms of the offered volume, the Company was ranked third in the Neuquina Basin, with a base volume awarded of 4.9 million m3/day at an annual average price of US$ 3.60 per million BTU for a term of four years effective as from January 1, 2021.

Additionally, the Company has been one of the three producers that offered an additional volume during the winter period, with the award of 1 million m3/day at a price of US$ 4.68 per million BTU. This volume is indispensable to accompany the high seasonality of the Argentine demand, reducing gas imports, the consumption of alternative fuels, and the use of foreign-currency reserves.

Besides, the Company was the firm with the highest increase in offered production (20% between base injection and the winter period) under the call for tenders.

The award granted to the Company represents a 7 million m3/day commitment and, based on the gas curve projected by the SE, the Company has entered into contracts with CAMMESA, IEASA and the other distributors that operating as from January 2021.

It is worth highlighting that this positioning minimizes contractual demand risks and makes it feasible for the Company to make a strong investment commitment, which will amount to approximately US$ 250 million during the four years of validity of the GasAr Plan.

2.3.2.2 Natural Gas for the Residential segment and CNG

Natural Gas Price within the PIST

On account of the significant devaluation of the Argentine peso and the impossibility to transfer this impact to final users’ tariff schemes, in early October, 2018 prices began to be agreed with distributors in the spot market on a daily basis.

On November 15, 2018 PEN Executive Order No. 1,053/18 was issued, which established, on an exceptional basis, that the Federal Government would bear the exchange difference between the price of gas purchased by gas distributors and that recognized in the gas distributors’ final tariffs for the April 2018 – March 2019 period. ENARGAS will determine the net amount to be transferred to each distributor in 30 monthly and consecutive installments as from October 1, 2019, updated with BNA’s 30-day interest rate; upon the collection of each installment, distributors will immediately make the corresponding payments to the involved natural gas suppliers, and will have to inform and provide proof of such payments before the ENARGAS on a monthly basis.

ENARGAS Resolution No. 466/19 and its amending provisions (Resolutions No. 554/19, No. 624/19 and No. 636/19), established the methodology to determine the amount payable by the Federal Government pursuant to the provisions of PEN Executive Order No. 1,053/18.

On October 25, 2019, the Company acceded to the collection procedure established by PEN Executive Order No. 1,053/18 and regulated by ENARGAS Resolution No. 466/19, the net amount of the receivable pending collection by the Company ascertained pursuant to ENARGAS Resolution No. 735/19 dated November 14, 2019 reaching $ 1,219 million. In December 2019, the Company collected the first installment of $ 41 million, but none of the overdue additional installments have been collected during 2020.

On December 14, 2020, National Budget Act No. 27,591 abrogated PEN Executive Order No. 1,053/18 without affecting rights acquired by the Company to collect the owed amount undertaken by the Federal Government during its term of validity. However, as of the date hereof no transfers corresponding to the overdue installments have been made, significantly affecting the recoverability of this receivable; consequently, in fiscal year 2020, the Company has recorded impairment losses in the amount of $ 888 million (US$ 13 million).

As of the issuance of these Consolidated Financial Statements, the Company is evaluating the possibility to initiate the pertinent proceedings for the collection of the overdue installments.

2.3.2.3 Acquisition of Natural Gas for Generation

Since November 2018, the Company has opted to make use of its self-supply capacity, during the term of SGE Resolution No. 70/18, and has destined a significant part of its natural gas production to its thermal units’ dispatch (see Note 2.1.5).

On the other hand, on December 27, 2018, under a CAMMESA auction conducted for the year 2019, offers for a total 222 million m3 interruptible gas-day were received, at seasonal PIST prices with a maximum price of US$5.2/MBTU and a minimum price of US$3.2/MBTU for the June-August 2019 period, and with a maximum price of US$3.7/MBTU and a minimum price of US$2.2/MBTU for the rest of the year. For implementation of this auction, reference PIST maximum seasonal prices, based on the source basin, were considered according to SGE Note No. 66680075/18, effective as of January 2019. Pampa took part in this auction.

Following the abrogation of SGE Resolution No. 70/18, which restored CAMMESA’s centralization scheme for the supply of fuels for generation purposes, as from December 2019 several successive calls for tenders without a purchase commitment were made (the purchased volume depends on the dispatch by thermal units on a daily basis).

On January 29, 2020, CAMMESA launched a tender for the purchase of the gas volumes required to meet the generation demand for the month of February 2020, with a 30% delivery commitment over the daily order, at an average price of US$ 2.67 for the Neuquina Basin. Since then, CAMMESA has replicated this methodology in all 2020 tenders, of which Pampa took part. Prices obtained in the tenders launched by CAMMESA have shown a sustained downward trend compared to year 2019 prices.

As a result of the implementation of the GasAr Plan, and taking into consideration that the awarded volume has not met the total demand, in the last days of the month of December 2020, a new tender was launched for January 2021, with a price of US$ 2.30 that, for awardees of the GasAr Plan that —as is the case of the Company— does not have either conditions or DOP.

2.3.2.4 Natural Gas Exports

Through resolutions MEyM No. 104/18 and SGE No. 9/18, subsequently replaced in July 2019 by the SGE Resolution No. 417/19, a Procedure for the Authorization of Natural Gas Exports was established. Authorizations, considering in all cases the security of supply to the Argentine domestic market, may consist of short-term (up to 1 year) or long-term (1 to 10 years) exports, whether on an interruptible basis or on a firm basis for summer periods (October - April for a term of up to 5 years), or operational exchanges in emergency situations. Likewise, in August 2019, through the SHC Provision No. 168/19, the terms and conditions for firm gas exports to Chile until May 15, 2020, were approved.

In December 2018 and January 2019, the Company was authorized pursuant to resolution SGE No. 252/18 and No. 12/19 to export natural gas to Chile and Uruguay, on an interruptible basis, respectively. Furthermore, in September 2019, Pampa obtained permission to export natural gas, on a firm basis, to ENAP Refineries in Chile.

On October 31, 2019, SSHC Resolution No. 284/19 was published in the BO, which approves the operating procedure for natural gas exports effective until September 30, 2021 seeking to:

-	ensure the security of the supply to the domestic market;
-	ascertain the scope of any need to restrict gas exports which are operationally useful in case of lack of supply to the domestic market (the “Useful Interruption”);
-	organize, document, and provide predictability to natural gas restriction or interruption procedures; and
-	coordinate the actions to be implemented to ensure supply to the domestic market.

Under this proceeding, the SSHC, ENARGAS, Transport Licensees and Exporters should hold weekly/bi-weekly meetings to analyze the supply domestic status and its implications in gas exports, taking into consideration the projection of the operational status of the gas transportation system and subsystems, the domestic demand, and any event involving potential drawbacks.

The procedure establishes that should the security of the supply to the domestic market be at stake, producers should adjust their exports pursuant to what is resolved under such procedure, and the mere notice of Useful Interruption served by a reliable means will entail the abide by producers.

In case of incurring higher costs for the use of alternative fuels to generate electricity by the WEM (imported LNG, coal, FO or GO), whose cost was borne by the National Government, exporters must pay compensation to CAMMESA. Through SGE Resolution No. 506/19 issued on August 29, 2019, a minimum of US$ 0.1/MBTU and a maximum of US$ 0.2/MBTU for the exported volume were set, that could be offset with receivables for gas sale in in the domestic market with CAMMESA. Such compensation would be included in WEM’s cost of energy.

It should be pointed out that from September 4, 2018 to December 31, 2020, Executive Order No. 793/18 regulated the application of a 12% export tax rate with a cap of $ 4 over each exported US$ for natural gas exports. On December 14, 2019, Executive Order No. 37/19 voided the ceiling of $ 4 for each US$ exported, established in Article 2 of Decree No. 793/18 as amended.

Law No. 27,541 authorized the PEN to modify the Export Duties corresponding to hydrocarbons sold in the external market and ratified the validity of Executive Order No. 793/18 and No. 37/19.

As from the entry into effect of the GasAr Plan, awardees will have preferential firm export conditions for a total volume of up to 11 million m3 per day, exclusively during the non-winter period, which may be used both for exporting natural gas through pipelines and for its domestic liquefaction for its later export as LNG. Firm permits may be obtained for 4 million m3/d in the Neuquina Basin and 2 million m3/d in the Austral Basin (with priority being determined by the price-competition positioning under the GasAr Plan).

2.4 Oil market

On May 18, 2020 Executive Order No. 488/20 was issued, which provides for a series of measures aiming to preserve crude oil’ exploration and production activities; its main provisions are outlined below:

-	It sets a billing price of 45 US$/bbl for the commercialization of Medanito-type crude oil in the domestic market, adjusted by quality for other types of crude oil and loading ports, effective from the executive order’s publication date to December 31, 2020.
-	It sets a price for the so-called “Criollo Barrel”, which will be quarterly reviewed and rendered ineffective if the Brent oil price exceeds 45 US$/bbl for 10 calendar days.
-	It forces producing and refining companies to keep activity levels similar to those recorded in 2019, although taking into consideration the current contraction in demand resulting from the COVID-19 pandemic, and also requires refining companies to acquire their whole crude oil demand from domestic producers.
-	It limits, while the support price remains in effect, access to the foreign exchange market by producing companies to purchase foreign assets and/or securities denominated in pesos for their further sale in foreign currency or custody transfer abroad.
-	It sets a 0% rate for crude oil export duties considering a base value lower than 45 US$/bbl. The rate will increase gradually as the international price increases until reaching 8%, the cap to be recognized when this price equals or exceeds 60 US$/bbl.

As regards the oil market, after the cutbacks on supply implemented by the OPEC and OPEC+ and the gradual easing of lockdown measures attempted by several countries, a recovery trend was evidenced in the listings of crude oil and its derivatives, with the Brent crude oil showing a sustained price above 40 US$/bbl as from mid-June, after reaching a minimum value below 20 US$/bbl in the month of April 2020.

The validity of the support price for the sale of crude oil in the domestic market, established by Executive Order No. 488/20, terminated on August 31, 2020 as the international Brent crude oil price exceeded US$45/bbl for 10 consecutive days.

2.4.1 Hydrocarbon exploration and exploitation levy

On September 26, 2019, the Province of Neuquén published Executive Order No. 2.032/19, which established values for the exploration and exploitation levy effective as from 2020. An exploration levy of $ 1,245, $ 4,980, $ 7,470 and $ 87,150 per km2 or fraction is set for the first, second, third period and extension, respectively, as well as an exploitation levy of $ 22,410 per km2 or fraction.

Likewise, at the national level the Executive Order No. 771/20 updates the value of the hydrocarbon exploration and exploitation levy payable on a yearly basis to the Federal Government or the Provincial Jurisdiction, as applicable, effective as from fiscal year 2021. It establishes an exploration levy for an amount in pesos equivalent to 0.46, 1.84 and 32.22 oil barrels per square kilometer for the first period, the second period and the term extension, respectively, as well as an exploitation levy for a maximum amount in pesos equivalent to 8.28 oil barrels per square kilometer or fraction.

2.5 Gas Transportation

2.5.1. General aspect

TGS’ license has been granted for an original term of 35 years starting December 28, 1992. However, upon termination TGS may request to the ENARGAS a License extension for an additional ten-year period. Upon termination of the License’s life, whether it be 35 or 45 years, the Natural Gas Law and Executive Order No. 2,458/92 require the call for a new bid for the granting of a new license, where TGS —provided it has substantially met its obligations resulting from the License— will have the option to match the best offer received by the National Government during the bidding process.

2.5.2. TGS’s Tariff situation

2.5.2.1.	Integral Agreement

On March 30, 2017, within the framework of the tariff renegotiation process, TGS executed the 2017 Integral Agreement which, after being approved by the different intervening government agencies and the National Congress, was ratified on March 27, 2018, through PEN Decree No. 250/18. This decree represents the conclusion of the RTI process and terminates all transitional agreements celebrated by TGS, and thus, the final renegotiation of the license after seventeen years of negotiations.

The 2017 Integral Agreement sets the guidelines for the provision of the natural gas transportation service until the end of the License. Among these guidelines:

-	The RTI Process, which will culminate in the signing of the integral agreement, was approved. As a result of this RTI, a new tariff schedule was also approved. This new tariff schedule applicable to the Company determined a total tariff increase of 214.2% and 37%, in the event that it had been granted in a single installment as of April 1, 2017, on the tariff of the natural gas transportation service and the CAU, respectively.
-	A Five-Year Investment Plan to be executed by TGS is approved, the plan requires a high level of essential investments for the operation and maintenance of the pipeline system, to provide quality, safe and reliable service. The Five-Year Plan was for the period from April 1, 2017 to March 31, 2022 and amount to $ 6,786 million (valued at December 31, 2016).
-	A non-automatic six-month adjustment mechanism for the natural gas transportation tariff and the investment commitments were approved. This adjustment must be approved by ENARGAS and for its calculation, the evolution of the WPI published by INDEC will be considered.
-	TGS and its shareholders must withdraw any claim against the Government related to the natural gas transportation business, including the arbitration proceedings before the ICSID. The Company desisted from it on June 26, 2018.

As it is mentioned above the tariff increase was granted in 3 installments according to the following resolutions:

-	Effective as of April 1, 2017, 64.2% of the tariff for the natural gas transport service, the CAU not being adjusted, in accordance with the provisions of Resolution No. 4,362/17.
-	Effective as of December 1, 2017, after the issuance of Resolution No. 120/17, 81.1% on the tariff for the natural gas transport service and 29.7% on the CAU, which includes the first adjustment by WPI.
-	Effective as of April 1, 2018, an increase of 50% over the tariff for the natural gas transport service and the CAU within the framework of the provisions of Resolution No. 310/18 issued by the ENARGAS.

2.5.2.2 Semi-annual tariff increase

This increase is granted within the framework of the semi-annual tariff adjustment of the natural gas transportation service in accordance with the provisions of the RTI process.

In the public hearing held on September 4, 2018, in which the Company requested, based on the variation of the WPI recorded for the period February - August 2018, a tariff increase of approximately 30%. Considering the hearing, on September 27, 2018, ENARGAS issued Resolution No. 265/18 which determined a 19.7% tariff increase effective as of October 1, 2018.

This increase was determined by ENARGAS based on the simple average of the WPI, the Construction Cost Index for the period February and August 2018 and the Salary Variation Index between December 2017 and June 2018.

It is noteworthy that ENARGAS supported the determination of the aforementioned tariff increase in the provisions of Resolution No. 4,362/17, which, among other issues, provided that under certain circumstances and macroeconomic conditions, such as the significant devaluation occurred after April 2018, ENARGAS may use other indexes than the WPI to determine the tariff increase. TGS notified ENARGAS its disagreement with respect to the methodology for calculating the semi-annual adjustment.

On March 29, 2019, ENARGAS issued Resolution No. 192/19 approved, effective as from April 1, 2019, a 26% increase in tariff schemes applicable to the natural gas transportation utility by TGS current as of March 31, 2019.

In accordance with current regulations, ENARGAS has considered the evolution of the IPIM update index between the months of August 2018 and February 2019 to define six-monthly adjustments to TGS’ tariffs.

As regards the semi-annual tariff update which should have become effective as from October 1, 2019, on September 3, 2019, the ex SGE issued Resolution No. 521/19, later amended by Resolution No. 751/19, postponed its application until February 1, 2020. This deferral will result in TGS having to review and adjust, in the same proportion as the foregone income, the execution of the Five-Year Investment Plan.

However, the Solidarity Law provided that natural gas transportation and distribution tariffs would remain unchanged for a term of 180 days as from December 23, 2019. In this sense, the PEN is vested with the power to renegotiate them, whether under the current RTI or through an extraordinary review pursuant to the provisions of the Natural Gas Law.

On June 9, 2020, pursuant to Resolution No. 80/2020, the ENARGAS created the Coordination and Centralization Committee —Act No. 27,541 and Executive Order No. 278/20— with the mission of coordinating the Integral Tariff Structure Review provided for in section 5 of the Solidarity Law.

On June 19, 2020, the PEN issued Executive Order No. 543/2020 extended the life of that natural gas transport and distribution tariffs would remain undestop for an additional term of 180 calendar days, that is, until December 16, 2020.

Pursuant to Emergency Executive Order No. 1,020/2020, the PEN launched the renegotiation of the RTI finished in 2018, which may not exceed a term of 2 years. Until then, renegotiation agreements in force are suspended. The renegotiation will be conducted by ENARGAS ad referendum to the PEN.

Furthermore, Executive Order No. 1,020/2020 extends the tariff freeze for an additional term of 90 calendar days or until the approval of the transitory tariffs. It is worth highlighting that all the agreements, whether transitory or general, entered into with the Federal Government will have to contemplate the public hearing proceedings established by the current regulations and be authorized by the different governmental bodies.

Additionally, the Solidarity Law provides for the administrative intervention of the ENARGAS, recently extended through Decree No. 1,020.

On February 22, 2021, ENARGAS issued Resolution No. 47/21 convening a public hearing by 16 March 2021 to consider the transitional tariff increase in accordance with Decree No. 1,020.

2.5.2.3 Collection deferrals

On June 21, 2019, the SGE issued Resolution No. 336/19 establishing a 22% payment deferral on bills issued to natural gas distributors from July 1, 2019 to October 31, 2019 for the utility services provided to natural gas residential users.

The described deferrals will be recoverable in bills issued as from December 1, 2019 in five monthly, equal and consecutive installments.

As of December 31, 2019, TGS’s sales receivables from natural gas distributors amount to $ 1,206 million under these items.

2.5.2.4 Non-regulated segments

2.5.2.4.1 Domestic market

The Production and Commercialization of Liquids segment is not subject to regulation by ENARGAS. However, over recent years, the Argentine Government enacted regulations which significantly impacted it.

GLP domestic sales prices are impacted by the provisions of Law No. 26,020 "Regime of the industry and commercialization of liquefied petroleum gas" and the SRH (former Secretary of Hydrocarbon Resources), that sets forth LPG minimum volumes to be sold in the local market in order to guarantee domestic supply.

In this context, TGS sells the production of propane and butane to fractionators at prices determined semiannually by the SRH. On March 30, 2015, the PEN issued Decree No. 470/15, regulated by SE Resolution No. 49/15, which created the “Household Plan” and sets a maximum reference price for the members of the marketing chain in order to guarantee the supply to low-income residential user, by committing the GLP producers to supply at a fixed price with a quota assigned to each producer. Additionally, payment of compensation to the Household Plan participating producers was established.

In 2020, pursuant to Executive Order No. 311, maximum reference prices for the sale of LPG, which TGS sells in the domestic market, remained unchanged for a term of 180 calendar days as from its issuance date. On October 19, 2020, the SE passed Resolution No. 30/2020 increasing the price of these products to $ 10,885.

In this context, TGS has filed various administrative and judicial claims challenging the general regulations of the program, as well as the administrative acts that determine the volumes of butane that must be sold in the domestic market, in order to safeguard its economic-financial situation and thus, preventing that this situation does not extend over time.

In addition, TGS is a party of the Propane Gas Supply Agreement for Induced Propane Gas Distribution Networks ("Propane for Networks Agreement") entered into with the Argentine Government by which it undertakes to supply propane to the domestic market at a price lower than the market price. In compensation, TGS receives an economic compensation calculated as the difference between the sale price and the export parity determined by the SE

Within the gradual subsidies reduction path granted by MINEM, on March 31, 2017, the MINEM issued Resolutions No. 74 and No. 474/17 that stipulate increases in the price of undiluted propane gas destined to the Propane for Networks Agreement as of April 1 and December 1, 2017, respectively. From those dates onwards, the price of undiluted propane gas had been set at $ 1,267/tn and $ 2,832/tn and $ 1,941.20/tn and $ 3,964/tn, respectively, depending on the client to whom the undiluted propane gas is delivered.

Finally, in May 2018, TGS initiated the sixteenth extension by which the methodology for determining the price and volumes for the period April 1, 2018 - December 31, 2019 is established. Additionally, this last extension established the propane sale price to customers under this program. Notwithstanding the foregoing, on January 14, 2020 TGS received an instruction issued by the SE to proceed with propane deliveries in accordance with set conditions by the sixteenth extension. Later, TGS executed the seventeenth extension to the Propane for Grids Agreement, effective until December 31, 2020. As of the date of issue of these Consolidated Financial Statements, this agreement has not been extended.

During 2020 and 2019, TGS received the amount of $ 150 million and $ 638 million, for subsidies for the programs mentioned above, respectively.

As it has been previously mentioned, participation in the Household Plan results in economic and financial damage to TGS, since under certain circumstances products would be sold at prices below their production costs.

As of December 31, 2020, the Argentine Government owes TGS $ 303 million under these items.

2.5.2.4.2 Foreign market

On September 3, 2018, the Executive Branch issued Decree No. 793/18, which, between September 4, 2018 and December 31, 2020, sets an export duty of 12% on the exported amount of propane, butane and natural gasoline. This withholding is capped at $4 for each dollar of the tax base or the official FOB price.

Later, as a result of the enactment Law No. 27,541, an 8% cap was set for the rate applicable to hydrocarbons effective as from December 23, 2019.

Executive Order No. 488/2020 regulated the rate applicable to the export duties for certain gas and oil derivatives, including the products produced and exported by TGS, which will range between 0% and 8% depending on the price of the “ICE Brent first line” barrel. If this price is below US$ 45, the rate will be 0%. Instead, if the price equals or exceeds US$ 60, an 8% rate will be paid, and the rate will be variable if the price is between US$ 45 and US$ 60.

2.6	Tax regulations - Main tax reforms

Pursuant to Act No. 27,430 and Act No. 27,541, several modifications were introduced in the tax treatment, the key components of which are described below:

2.6.1 Income tax

2.6.1.1 Income tax rate

According to Law No. 27,430, the income tax rate for Argentine companies will be gradually reduced from 35% to 30% for fiscal years beginning as from January 1, 2018 until December 31, 2019, and to 25% for fiscal years beginning as from January 1, 2020.

However, Law No. 27,541 suspended the reduction in the rate projected for fiscal years beginning on or after January 1, 2021, providing that during the suspension period the tax rate will remain at 30%.

The effect of the application of the income tax rate changes on deferred tax assets and liabilities pursuant to the above-mentioned tax reform was recognized, based on their expected realization year, in “Effect of tax rate change in the deferred tax” under Income tax of the Consolidated Statement of Comprehensive Income (Note 10.6).

2.6.1.2 Tax on dividends

According to Law No. 27,430, the tax on dividends or earnings distributed by, among others, Argentine companies or permanent establishments to individuals, undivided estates or beneficiaries residing abroad is introduced based on the following considerations: (i) dividends resulting from earnings accrued during fiscal years beginning as from January 1, 2018 until December 31, 2019, will be subject to a 7% withholding; and (ii) dividends resulting from earnings accrued during fiscal years beginning as from January 1, 2020 will be subject to a 13% withholding.

Pursuant to the suspension of the Income Tax rate provided for by Law No. 27,541, the 7% withholding will remain in effect for fiscal years beginning on or before January 1, 2021.

Dividends resulting from benefits gained until the fiscal year prior to that beginning on January 1, 2018 will remain subject to the 35% withholding on the amount exceeding the untaxed distributable retained earnings (equalization tax’ transition period) for all beneficiaries.

2.6.1.3 Optional Tax revaluation

Law No. 27,430 provides that Companies may opt to make a tax revaluation of assets located in the country and subject to the generation of taxable earnings existing as of December 31, 2017. The special tax on the revaluation amount depends on the asset, and will amount to 8% for real estate not accounted for as inventories, 15% for real estate accounted for as inventories, and 10 % for personal property and the remaining assets. Once the option is exercised for a certain asset, all assets within the same category should be revalued.

The tax result from the revaluation will not be subject to income tax, and the special tax on the amount of the revaluation will not be deductible from such tax.

Several regulations (Decrees No. 353/18, No. 613/18 and No. 143/19 and AFIP General Resolution No. 4,287), have repeatedly postponed the date for exercising this option based on the international context and the greater volatility in financial variables affecting decision-making regarding the exercise of the option.

On March 27, 2019, Pampa and CPB, based on their evaluation of the domestic context and the evolution of financial variables (including the inflation rate), exercised their option to adhere to the tax revaluation regime on their property, plant and equipment existing as of December 31, 2017 pursuant to Title X of Law No. 27,430, the tax cost of such property thus increasing to $ 15,311 million.

On exercising this option, Pampa and CPB have paid the special tax for a principal amount of US$ 34.5 million plus interest for US$ 1 million.

Additionally, Pampa and CPB had to waive all lawsuits and rights invoked in any previously brought judicial or administrative proceedings seeking the application of updating mechanisms on the income tax (see Notes 11.6.1 and 15.2). Furthermore, Pampa and CPB had to waive their rights to initiate any judicial or administrative proceeding seeking the application of such updating mechanisms regarding fiscal years ended before December 31, 2017.

2.6.1.4 Tax inflation adjustment

Law No. 27,430 sets out the following rules for the application of the income tax inflation adjustment mechanism:

(i)	a cost adjustment for goods acquired or investments made during fiscal years beginning after January 1, 2018 taking into consideration the percentage variations in the IPC published by the INDEC; and
(ii)	the application of the adjustment provided for by Title VI of the Income Tax Law when variations in the above-mentioned index exceed one hundred percent (100%) over the thirty-six (36) months preceding the closing of the fiscal period to be settled; alternatively, for the first, second and third fiscal year as from its effective date, this proceeding will apply in case the accumulated variation in such price index, calculated from the beginning of the first fiscal year to the closing of each fiscal year, are higher than fifty-five percent (55%), thirty percent (30%) and fifteen percent (15%) for the years 2018, 2019 and 2020, respectively.

Law No. 27,541 provides that, as regards the positive or negative fiscal inflation adjustment determined as a result of the application of the adjustment provided for by Title VI of the Income Tax Law corresponding to the first and second fiscal year starting as from January 1, 2019, one-sixth (1/6) should be charged in that fiscal period and the remaining five sixths (5/6), in equal parts, in the five immediately following fiscal periods.

As of the end of fiscal year 2018, an accumulated variation in the price index exceeding the foreseen 55% condition for the application of the comprehensive adjustment in such first fiscal year was not evidenced. However, the costs of goods acquired during fiscal year 2018 have been adjusted in accordance with the procedure stated in subsection (i).

As of December 31, 2019 and 2020, the cumulative variation in the IPC had exceeded the 15% and 30% condition set for the third and second transition years, , pursuant to Law No. 27,430, and, therefore, the effect of the tax inflation adjustment has been accrued in the calculation of the current and deferred income tax provision, except in cases where, as irregular fiscal years, the legal parameter mentioned for each of the annual financial years has not been exceeded.

The Company and its subsidiaries determine and disclose the impact of the tax inflation adjustment for each of the fiscal periods in which it is applicable taking into consideration the annual guideline established by Act No. 27,430.

2.6.2 Value-added tax

A procedure is established for the reimbursement of tax credits originated in investments in property, plant and equipment which, after 6 months as from their assessment, have not been absorbed by tax debits generated by the activity.

2.7	Regulations on access to the exchange free market (“MLC”)

The following is a summary of the main measures taken by the BCRA with the purpose of regulating inflows and outflows in the MLC to maintain the exchange rate stability and protect international reserves in view of the high degree of uncertainty and volatility in the exchange rate by tightening exchange controls and restrictions on the inflow and outflow of foreign exchange. In this regard, in 2020, the BCRA issued a series of communications (including, but not limited to, Communications “A” 7001, 7030, 7042, 7052, 7068, 7106, 7142 and 7152), which introduced restrictions associated, among other factors, with transactions with stock market assets by companies and the disposal of liquid foreign assets, thus imposing further restrictions on access to the MLC.

In main, it provided for the obligation to file an affidavit to access the MLC without BCRA’s prior authorization, certifying that all foreign-currency holdings in the country are deposited in accounts with local financial institutions and that it have liquid foreign assets available was requested for an amount equivalent to or higher than US$ 100,000. In case such liquid foreign assets exceed the amount of US$ 100,000, but include reserve or guarantee funds created under debt contracts or transactions with derivatives entered into abroad and that may not be used, an additional affidavit should be submitted.

To such effects, the term “liquid foreign assets” will comprise, among others: holdings of foreign currency notes and coins, availability of gold in the form of good delivery bars or coins, sight deposits in foreign financial entities and other investments allowing for the immediate availability of foreign currency (for example, investments in foreign public securities, funds in investment accounts deposited with investment managers located abroad, crypto assets, funds deposited in payment service providers’ accounts, etc.). On the other hand, the following will not be considered available liquid foreign assets: funds deposited abroad which may not be used by the customer as they are reserve or guarantee funds created under foreign debt contracts, or funds kept as collateral for foreign transactions with derivatives entered into abroad.

Furthermore, it established the obligation to enter and settle in the MLC, in case access has been requested and within a term of five business days after they become available, foreign funds originating from the collection of loans granted to third parties, the collection of time deposits or the sale of any kind of asset, in case the asset has been acquired, the deposit has been made or the loan has been granted after May 28, 2020;

As regards transactions with stock market assets, it established: (i) the restriction, as from the moment access to the MLC is requested, to perform security sales transactions to be settled in foreign currency or their transfer to depository institutions abroad for a term of 90 days before and after the request, and the filing of an affidavit in this respect; and (ii) that transactions with securities concerted abroad and securities acquired abroad may not be settled in pesos in the country.

Regarding imports, BCRA’s prior authorization to access the MLC is required to make payments for the import of certain goods abroad or to cancel the principal of debts originating from the import of goods by companies. Additionally, and before executing payments for the import of goods, entities should verify that the affidavit requested to the customer is compatible with BCRA’s existing data. Moreover, the need for BCRA’s prior authorization to access the MLC for the cancellation of principal of foreign financial debts with foreign affiliates remains in effect until March 31, 2021 inclusive.

Furthermore, the BCRA established the obligation to submit a refinancing plan for certain debts and principal maturities scheduled between October 15, 2020 and March 31, 2021, based on the following criteria: (i) access to the MLC for up to 40% of the principal amount, within the original term; and (ii) the refinancing of the principal balance, through new foreign indebtedness with an average life of 2 years. Within the framework of this refinancing process, access to the MLC is allowed for the early cancellation of principal, interest or debt swaps up to 45 calendar days before the maturity date, provided all requirements set forth by the regulation have been verified.

Regarding transactions that have been entered and settled through the MLC as from November 16, 2020 and are destined to the financing of projects under the Gas.Ar Plan (see Note 2.2.2.1.2), the BCRA issued Communication “A” 7168 providing for access to the MLC: (i) to transfer foreign currency abroad as earnings and dividends to non-resident shareholders, as from the second anniversary of the investment; (ii) for the repayment of principal and interest of foreign debts with an average life of no less than two years; (iii) for the repatriation of direct investments by non-residents as from the second year and up to the amount of the direct-investment contributions settled in the MLC in the case of a share capital reduction and/or a reimbursement of irrevocable capital contributions by the domestic company, among other requirements provided in the regulation.

After December 31, 2020, BCRA Communication “A” 7196 provided, among other modifications, for a series of measures aiming to make regulations more flexible so as to facilitate the exchange or financing of foreign private-sector liabilities that have been entered and settled through the MLC and concerted as from January 7, 2021, such as: (i) the extension of the term before the maturity date to access the MLC for the cancellation of principal and interest of foreign financial debts or debt securities publicly registered in the country and denominated in foreign currency; and (ii) the possibility to accumulate funds originating from the collection of goods and services exports in foreign and/or domestic accounts destined to guarantee the payment of maturities of debts concerted as from January 2021, among others.

More information on Argentina’s foreign exchange regulations can be found at the Central Bank’s website: www.bcra.gov.ar.